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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) April 7, 2004
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                        WARWICK VALLEY TELEPHONE COMPANY
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               (Exact Name of Registrant as Specified in Charter)


           NEW YORK                    0-11174                   14-1160510
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(State or Other Jurisdiction         (Commission               (IRS employer
      of Incorporation)              File Number)            Identification No.)


47 MAIN STREET, WARWICK, NEW YORK                                    10990
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code   (845) 986-8080
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         (Former name or former address, if changed since last report)






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ITEM 5. OTHER EVENTS.

On April 7, 2004, the Registrant issued a press release announcing that it will bring advanced broadband communications services to 54 cities and surrounding communities in rural New York. The company will lead a team of 13 telecommunications firms to organize the Empire State Independent Fiber Network LLC ("EsiNet"), designed for the construction and operation of a leading-edge communications network. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed herewith:

        99.1     Press Release dated April 7, 2004.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               WARWICK VALLEY TELEPHONE COMPANY

Dated: April 7, 2004                           By:  /s/ M. Lynn Pike
                                                    --------------------------
                                                    Name:  M. Lynn Pike
                                                    Title: President